UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2015 (November 4, 2015)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane, Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)

(423) 743-9151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 4, 2015, NN, Inc. (the “Company”) issued a press release announcing the Company’s results of operations and financial condition for the three months ended September 30, 2015. The full text of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 4, 2015, the Company posted a presentation regarding the Company’s results of operations and financial condition for the three months ended September 30, 2015 to the Investor Relations section of its website at www.nninc.com. A copy of the presentation is furnished as Exhibit 99.2 and is incorporated herein by reference.

On November 4, 2015, the Company also posted to its website a presentation containing a reconciliation of the non-GAAP financial measures included in Exhibit 99.2 to their nearest GAAP (as defined below) financial measures. A copy of the presentation is furnished as Exhibit 99.3 and is incorporated herein by reference.

Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), the information furnished pursuant to Item 2.02 and 7.01 of this Current Report on Form 8-K is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Exhibit 99.1 and Exhibit 99.2 contain certain “non-GAAP financial measures” as that term is defined by the rules and regulations of the SEC. The non-GAAP financial measures used in Exhibit 99.1 and Exhibit 99.2 have inherent limitations as performance measures and should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial measures contained in Exhibit 99.1 and Exhibit 99.2 may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information contained in Exhibit 99.1 and Exhibit 99.2, should be read in conjunction with the Company’s financial statements filed with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release of NN, Inc. dated November 4, 2015.

99.2	Third Quarter 2015 Earnings Release Presentation of NN, Inc. dated November 4, 2015.

99.3	Third Quarter 2015 Non-GAAP to GAAP Reconciliation Presentation of NN, Inc. dated November 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2015

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of NN, Inc. dated November 4, 2015.

99.2	Third Quarter 2015 Earnings Release Presentation of NN, Inc. dated November 4, 2015.

99.3	Third Quarter 2015 Non-GAAP to GAAP Reconciliation Presentation of NN, Inc. dated November 4, 2015.